UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 6, 2012
(Date of earliest event reported)

GeoResources, Inc.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 10, 2012, GeoResources, Inc. (the “Registrant”) issued a press release providing an operations update.  A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 to this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Election of Directors; Appointment of Certain Officers.

On January 10, 2012, the Board of Directors (“Board”) of the Registrant took the following actions, effective immediately: (1) appointed Robert J. Anderson, 49, to serve as Chief Operating Officer (Northern Division) in addition to his current position as Executive Vice President – Engineering and Acquisitions, and (2) upon the recommendation of the Nominating Committee of the Board, appointed Mr. Anderson to serve as a director of the Board. The appointment of Mr. Anderson to the Board fills the vacancy left by the resignation of Mr. Collis P. Chandler, III. Mr. Anderson has been an officer of the Registrant since 2007. There are no arrangements or understandings between Mr. Anderson and any other persons pursuant to which he was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Anderson will receive no additional compensation for serving on the Board.

Compensatory Arrangements of Certain Officers.

On January 6, 2012, the Compensation Committee (the “Committee”) of the Board approved cash bonus awards for four of the Registrant’s named executive officers as set forth below.  On the same date, the Committee approved 2012 annual base salaries and granted restricted stock unit awards (the “Awards”) under the GeoResources, Inc. Amended and Restated 2004 Employees’ Stock Incentive Plan (the “Plan”) to four of the Registrant’s named executive officers. Each Award was granted subject to the terms and conditions of a restricted stock unit agreement, which provides that each restricted stock unit (“RSU”) represents a contingent right to receive one share of common stock of the Registrant. Each Award vests approximately one-third on January 1, 2013 and approximately two-thirds vests in 24 equal monthly installments beginning on February 1, 2013, subject to continued employment by the recipient with the Registrant. The Awards are subject to any compensatory recovery policy in effect at the time of each vesting date. The cash bonus awards, 2012 base salaries and the Awards made to the four named executive officers are set forth below.

Named Executive Officer	Title	Cash Bonus Award ($)	2012 Annual Base Salary ($)	Restricted Stock Units (#)
Frank A. Lodzinski	Chief Executive Officer and President (Principal Executive Officer)	350,000	450,000	30,000
Robert J. Anderson	Chief Operating Officer (Northern Division) and Executive Vice President – Engineering and Acquisitions	150,000	250,000	20,000
Howard E. Ehler	Principal Accounting Officer and Principal Financial Officer	100,000	225,000	15,000
Francis M. Mury	Chief Operating Officer (Southern Division) and Executive Vice President	110,000	230,000	16,000

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

	Exhibit No.	Description
	99.1	GeoResources, Inc. Press Release dated January 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

	By:	/s/ Frank A. Lodzinski
	Name:	Frank A. Lodzinski
Date: January 12, 2012	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	GeoResources, Inc. Press Release dated January 10, 2012